Exhibit 21


                                  SUBSIDIARIES
                                  ------------

          Viacom Inc., a Delaware corporation, is approximately 76% owned by National Amusements, Inc. The major stockholder of National Amusements, Inc. is Sumner Redstone. Viacom International Inc., a Delaware corporation, is a direct, wholly owned subsidiary of Viacom Inc. Paramount Communications Inc. is 50.1% owned by Viacom Inc and such ownership was acquired on March 11, 1994.

          The subsidiaries of Viacom International Inc. are as follows:


                                                                  Percentage
          Name                                                     of Voting
          ----                                                     Securities
                                                 State or Other  Owned Directly
PROGRAM DISTRIBUTION AND PRODUCTION              Jurisdiction of       or
     SUBSIDIARIES:                                Incorporation    Indirectly
- -----------------------------------              --------------- --------------

Film Intex Corporation                              Delaware           100
Tele-Vu Ltee.                                       Canada             100
VE Productions Inc.                                 New York           100
Viacom Canada Limited                               Canada             100
Viacom Enterprises Canada Limited                   Canada             100
Viacom First Run Limited                            Delaware           100
  Our Home Productions Inc.                         Delaware           100
  TV Scoop Inc.                                     Delaware           100
  VE Development Company                            Delaware           100
  VE Drive Inc.                                     Delaware           100
  VE Television Inc.                                Delaware           100
  Viacom First Run Development Company Inc.         Delaware           100
   VJK Inc.                                         Delaware           100
Viacom International Limited                        United Kingdom     100
Viacom International Pty. Limited                   Australia          100
Viacom Japan Inc.                                   New York           100
Viacom Pacific Limited                              Vanuatu            100
Viacom Productions Inc.                             Delaware           100
  Jake and the Fatman Productions Inc.              Delaware           100
  Low Key Productions Inc.                          Delaware           100
  The Matlock Company                               Delaware           100
  They Productions Inc.                             Delaware           100
  My Shadow Productions Inc.                        Delaware           100
  PMV Productions Inc.                              Delaware           100
  VP Programs Inc.                                  California         100
Viacom S. A.                                        Switzerland        100
Viacom Video-Audio Comunicacoes
      Limitada                                      Brazil             100
VSC Productions Inc.                                New York           100

                                                                  Percentage
                                                                   of Voting
                                                                   Securities
                                                 State or Other  Owned Directly
                                                 Jurisdiction of       or
          Name                                    Incorporation    Indirectly
          ----                                   --------------- --------------

CABLE TELEVISION SUBSIDIARIES:
- ------------------------------

Cable TV of Marin, Inc.                             California         100
Clear View Cable Systems, Inc.                      California         100
Com-Cable TV, Inc.                                  Delaware           100
  H-C-G Cablevision Inc.                            California         100
  Viacom Cablevision Inc.                           California         100
Marin Cable Television, Inc.                        California         100
Television Signal Corporation                       California         100
Tele-Vue Systems, Inc.                              Washington         100
  Broadview Television Company                      Washington         100
  Cable TV Puget Sound, Inc.                        Washington         100
  Channel 3 Everett, Inc.                           Washington         100
  Community Telecable of Bellevue, Inc.             Washington         100
  Community Telecable of Seattle, Inc.              Washington         100
  Contra Costa Cable Company                        Washington         100
  Crockett Cable Systems, Inc.                      Washington         100
  Everett Cablevision, Inc.                         Washington         100
  Far-West Communications, Inc.                     Oregon             100
  United Community Antenna
      System, Inc.                                  Washington         100
    Vista Television Cable, Inc.                    Washington         100
  Viacom Bay Area Sports Inc.                       Delaware           100
Viacom Bay Interconnect Inc.                        California         100
Viacom Cablevision of Dayton Inc.                   Delaware           100
Viacom Cablevision of Northern
      California Inc.                               California         100
Viacom K-Band Inc.                                  Delaware           100
Viacom Shopping Inc.                                Delaware           100
Viacom Telecom Inc.                                 Delaware           100
VSC Cable Inc.                                      Delaware           100

BROADCASTING SUBSIDIARIES:
- --------------------------

Broadcast Leasing Inc.                              Delaware           100
KBSG Inc.                                           Delaware           100
KNDD Inc.                                           Delaware           100
KYSR Inc.                                           Delaware           100
Riverside Broadcasting Co., Inc.                    Delaware           100
Viacom Broadcasting of Missouri Inc.                Delaware           100
Viacom Broadcasting West Inc.                       Delaware           100
VSC Communications Inc.                             Delaware           100
WMZQ Inc.                                           Delaware           100
WNYT Inc.                                           Delaware           100
WVIT Inc.                                           Delaware           100

                                                                  Percentage
                                                                   of Voting
                                                                   Securities
                                                 State or Other  Owned Directly
                                                 Jurisdiction of       or
          Name                                    Incorporation    Indirectly
          ----                                   --------------- --------------

VIACOM NETWORKS GROUP:
- ----------------------

SHOWTIME NETWORKS INC.:
- -----------------------

Showtime Networks Inc.                              Delaware           100
  All Media Inc.                                    Delaware           100
  Interstitial Programs Inc.                        Delaware           100
  Part-Time Productions Inc.                        Delaware           100
  Satellite Holdings Inc.                           Delaware           100
  Showtime Networks Inc. (U.K.)                     Delaware           100
  Showtime Networks Satellite                       California         100
        Programming Company
  Showtime Satellite Networks Inc.                  Delaware           100
  SNI Development Corp.                             Delaware           100
  Toe-To-Toe Productions, Inc.                      Delaware           100
Viacom Pictures Inc.                                Delaware           100
  Viacom Pictures Development Company               Delaware           100
  Viacom Pictures Movie Music Inc.                  Delaware           100
  Viacom Pictures Overseas Inc.                     Delaware           100
  Viacom Pictures Songs Inc.                        Delaware           100
Viacom Satellite News Inc.                          Delaware           100

MTV NETWORKS:
- -------------

Games Productions Inc.                              Delaware           100
  Bardwire Inc.                                     Delaware           100
  Games Animations Inc.                             Delaware           100
  QWERTY Inc.                                       Delaware           100
  Uptown Productions Inc.                           Delaware           100
MTV Australia Inc.                                  Delaware           100
MTV Latino Inc.                                     Delaware           100
MTV Networks Company                                Delaware           100
MTV Networks Europe Inc.                            Delaware           100
MTV Songs Inc.                                      Delaware           100
MTVN Shopping Inc.                                  Delaware           100
Music By Nickelodeon Inc.                           Delaware           100
Music By Video Inc.                                 Delaware           100
Nickelodeon Huggings U.K. Limited                   United Kingdom     100
Nickelodeon Magazines Inc.                          Delaware           100
Reality Check Productions Inc.                      Delaware           100
  Outatown Productions Inc.                         Delaware           100
Remote Productions Inc.                             Delaware           100
Tunes By Nickelodeon Inc.                           Delaware           100
Viacom Camden Lock Inc.                             Delaware           100
Viacom HA! Holding Company                          Delaware           100
Viacom Networks Europe Inc.                         Delaware           100
Viacom VH-1 Holding Company                         Delaware           100

                                                                  Percentage
                                                                   of Voting
                                                                   Securities
                                                 State or Other  Owned Directly
                                                 Jurisdiction of       or
          Name                                    Incorporation    Indirectly
          ----                                   --------------- --------------

LIFETIME:
- ---------

LT Holdings Inc.                                    Delaware           100


OTHER:
- ------

Glendale Property Corp.                             Delaware           100
Viacom International Inc. Political
      Action Committee Corp.                        New York           100
Viacom MGS Services Inc.                            Delaware           100
Viacom Networks Inc.                                New York           100
Viacom Telecommunications (D.C.) Inc.               Delaware           100
Viacom Sub Inc.                                     Delaware           100
Viacom World Wide Limited                           New York           100
VNM Inc.                                            Delaware           100
VSC Compositions Inc.                               New York           100
VSC Music Inc.                                      New York           100


SUBSIDIARIES OF VIACOM INC. (indirect interest acquired on March 11, 1994)
- --------------------------------------------------------------------------

Paramount Communications Inc.

Consolidated Subsidiaries of Paramount Communications Inc.
  1020917 Ontario Inc.                              Ontario             100
  Actrax International Corporation                  Delaware            100
  Broadcast Holdings Ltd., L.P.                     Delaware            100
  Computer Curriculum Corporation                   Delaware            100
  CPW Holdings Inc.                                 Delaware            100
  CPW Investments Ltd., L.P.                        Delaware            100
  Eighth Century Corporation                        Delaware            100
  Famous Players Inc.                               Canada              100
  Festival Inc.                                     Delaware            100
  Gulf & Western International N.V.                 Netherlands         100
                                                    Antilles
  International Raw Materials Limited               Bahamas             100
  Kings Island Company                              Delaware            100
  Maarten Investerings Partnership                  New York            100
  Madison Square Garden Corporation                 Delaware            100
  Modern Curriculum Press, Inc.                     Ohio                100

                                                                  Percentage
                                                                   of Voting
                                                                   Securities
                                                 State or Other  Owned Directly
                                                 Jurisdiction of       or
          Name                                    Incorporation    Indirectly
          ----                                   --------------- --------------

SUBSIDIARIES OF VIACOM INC. (CONT'D)
- ------------------------------------

Consolidated Subsidiaries of Paramount Communications Inc. (Cont'd)

  Monetas N.V.                                      Netherlands         100
                                                    Antilles
  Newtel Inc.                                       Delaware            100
  NIEUW ORANJESTAD Partnership                      New York            100
  Nine W Inc.                                       Delaware            100
  Paramount Communications Acquisition Corporation  Delaware            100
  Paramount Communications B.V.                     Netherlands         100
  Paramount Communications (Canada) Limited         Ontario             100
  Paramount Communications Holding Company          Delaware            100
  Paramount Communications Realty Corporation       Delaware            100
  Paramount Home Video, Inc.                        Delaware            100
  Paramount Parks Inc.                              Delaware            100
  Paramount Pictures (Canada) Inc.                  Ontario             100
  Paramount Pictures Corporation                    Delaware            100
  Paramount Stations Group Inc.                     Virginia            100
  Paramount Stations Holding Company Inc.           Virginia            100
  Paramount Stations Group of Philadelphia Inc.     Virginia            100
  Paramount Television Service, Inc.                Delaware            100
  PCI Canada Inc.                                   Delaware            100
  PCI's Holdings Corporation                        Delaware            100
  Premier Advertiser Sales Inc.                     Delaware            100
  Prentice-Hall Canada Inc.                         Ontario             100
  Prentice-Hall, Inc.                               Delaware            100
  Prentice-Hall International, Inc.                 New York            100
  Silver Burdett Ginn Inc.                          Delaware            100
  Simon & Schuster, Inc.                            New York            100
  Theatre 59 Ltd.                                   Delaware            100

Unconsolidated Subsidiaries of Paramount Communications Inc.

  Canada's Wonderland, Inc.                         Ontario               20
  Cinema International Corporation N.V.             Netherlands           49
  Cinema International B.V.                         Netherlands           49
  Cinamerica Theatres, L.P.                         Delaware              50
  United Cinemas International Multiplex B.V.       Netherlands           49
  United International Pictures B.V.                Netherlands           33
  USA Networks                                      New York              50